                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

                                         [ ] Confidential, for Use of
  [ ] Preliminary proxy statement            the Commission Only (as
  [X] Definitive proxy statement             permitted by Rule 14a-6(e)(2)
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

      [X]   No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


      (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)   Total fee paid:

--------------------------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

--------------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

      (3)   Filing Party:

--------------------------------------------------------------------------------

      (4)   Date Filed:

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


                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2000



         The annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") will be held on Thursday, April 20, 2000, at 2:00 p.m. at Gateway Bank & Trust (the "Bank"), 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:

         (1) To elect nine persons to serve as directors for a one-year term; and

         (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

         The board of directors has set the close of business on March 20, 2000, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

         We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

         If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                By Order of the Board of Directors,

                                /s/ Robert G. Peck

                                Robert G. Peck
                                President and Chief Executive Officer


March 24, 2000

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500




                                 March 24, 2000



Dear Shareholder:

         You are cordially invited to attend our annual meeting of shareholders, which will be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 20, 2000, at 2:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

         The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2000, as well as our plans for the future.

         A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

         Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                 Sincerely,

                                 /s/ Robert G. Peck

                                 Robert G. Peck
                                 President and Chief Executive Officer

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500
           ----------------------------------------------------------

                     PROXY STATEMENT FOR 2000 ANNUAL MEETING
           ----------------------------------------------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

         Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of Shareholders to be held on Thursday, April 20, 2000, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

         The close of business on March 20, 2000 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 24, 2000.

NUMBER OF SHARES OUTSTANDING

         As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 679,048 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

         Shareholders will be asked to elect nine persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

         If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

         You can revoke your proxy at any time before it is voted by delivering to Robert G. Peck, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

         A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

        Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

         ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

         BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.


                             SOLICITATION OF PROXIES

         The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

        The Board recommends that the shareholders elect the nominees identified below as directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 1999, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and recent business experience.


DIRECTOR NOMINEES

                                                    POSITION WITH THE COMPANY
NAME (AGE)                      DIRECTOR SINCE      AND BUSINESS EXPERIENCE
----------                      --------------      -----------------------
Jack Joseph Babb (71)                1995           Real Estate Developer; Vice
                                                    President, Babb Lumber Co.;
                                                    President, Townsend Realty

William H. H. Clark (63)             1995           State Representative;
                                                    Retired Military Officer;
                                                    President, J.H. Clark Farms,
                                                    Inc.; Vice President,
                                                    Ringgold Mining and
                                                    Manufacturing

Patricia Yvonne Cochran (43)         1995           Business
                                                    Owner/Administrator,
                                                    Gingerbread House Child Care
                                                    Center, Kids Preparatory
                                                    Pre-School

Jeannette Wilson Dupree (60)         1995           Insurance Agent, State Farm
                                                    Insurance Company

James A. Gray, Sr. (56)              1996           Automobile Dealer, President
                                                    Carco Motor, Inc.

Harle B. Green(l)(53)                1995           Chairman of the Board and
                                                    Chief Financial Officer of
                                                    the Company and the Bank

Walter Lee Jackson (67)              1995           Automobile Dealer, President
                                                    Walter Jackson Chevrolet,
                                                    Inc., Jackson
                                                    Chevrolet-Olds, Geo, Inc.

Ernest Kresch (39)                   1995           Podiatrist

Robert G. Peck(2)(49)                1996           President and Chief
                                                    Executive Officer of the
                                                    Company and the Bank

------------------
  (1) Mr. Green has served as chairman of the board of the Company since its inception in October 1995. Mr. Green retired from full-time banking in 1991. From 1994 through 1995, Mr. Green provided banking consulting services for a bank in Chattanooga, Tennessee.

  (2) Mr. Peck has served as president and chief executive officer of the Company since January 23, 1996. Prior to becoming an officer of the Company, Mr. Peck served as senior vice president of a community bank.

MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 1999, the board of directors of the Company held eight meetings and the board of directors of the Bank held sixteen meetings. The directors of the Bank are the same as those of the Company. All incumbent directors attended at least 75% of the total number of meetings of the Company's and the Bank's board of directors and committees of the board on which he or she serves.

         On March 18, 1999, the board of directors established a compensation committee for the purpose of administering the Gateway Bancshares, Inc. 1999 Stock Option Plan. The compensation committee members are Jeannette Wilson Dupree, James A. Gray, Sr. and Ernest Kresch. The compensation committee held two meetings during the year ended December 31, 1999. The board of directors has established an audit committee, which reviews the annual report and internal audit report of the independent public accountants. The audit committee members are William H. H. Clark, Patricia Yvonne Cochran and James A. Gray, Sr. The audit committee held one meeting during the year ended December 31, 1999. The board of directors of the Company does not have a nominating committee.


                               EXECUTIVE OFFICERS

         The following table shows for each executive officer of the Company:
(a) his name, (b) his age at December 31, 1999, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)                   OFFICER SINCE      POSITION WITH THE COMPANY AND THE BANK
----------                   -------------      --------------------------------------

Robert G. Peck (49)              1996           President and Chief Executive
                                                Officer of the Company and the
                                                Bank

Harle B. Green (53)              1995           Chairman of the Board and Chief
                                                Financial Officer of the Company
                                                and the Bank

Jeffrey R. Hensley (48)          1997           Senior Vice president and
                                                Assistant Secretary of the
                                                Company and the Bank

Boyd M. Steele (51)              1996           Executive Vice President and
                                                Secretary of the Company and the
                                                Bank and Chief Loan Officer of
                                                the Bank

                                  COMPENSATION

         The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 1999, 1998 and 1997 of our chief executive officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 1999.


SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                                                                                      Compensation
                                                          Annual Compensation                             Awards
                                  -----------------------------------------------------------------       ------
                                                                                                        Number of
                                                                                     Other Annual       Securities
                                    Compensation          Salary         Bonus       Compensation       Underlying
Name and Position                       Year                ($)           ($)              ($)           Options
-----------------                 ---------------        ---------     ---------    ---------------- -----------
Robert G. Peck,                         1999              114,626          0               0              20,350
President and Chief Executive
Officer
                                        1998               84,850          0               0                 0
                                        1997               76,805          0               0                 0


         The following tables set forth information at December 31, 1999, and for the fiscal year then ended, concerning stock options granted to the executive officer listed in the above Summary Compensation Table. The listed executive officer did not exercise any options to purchase common stock of the Company during 1999. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

STOCK OPTION GRANTS IN FISCAL 1999

                        Percent of
                         Number of        Total Options
                        Securities          Granted to
                    Underlying Options     Employees in         Exercise Price
Name                      Granted          Fiscal Year             Per Share      Expiration Date
----                      -------          -----------             ---------      ---------------
Robert G. Peck           20,350(1)            26.4%                 $12.00        March 18, 2009

(1) The option vests and becomes exercisable in five equal annual increments beginning on March 18, 2000, the one-year anniversary of the grant date.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

                                                       Number of Securities                Value of Unexercised
                         Number of                          Underlying                   In-the-Money Options at
                          Shares                        Unexercised Options                  December 31, 1999
                       Acquired on       Value      ------------------------------    ----------------------------
Name                     Exercise       Realized    Exercisable      Unexercisable    Exercisable    Unexercisable
----                     --------       --------    -----------      -------------    -----------    -------------
Robert G. Peck               0             $0          4,070             16,280         $2,035(1)       $8,140(1)

(1)Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per share sales price of our common stock as of the date as close to December 31, 1999 as possible. Based on information known to us, this sale occurred on November 20, 1999 at a sales price of $12.50 per share.

DIRECTOR COMPENSATION

         Currently, the directors of the Company and the Bank do not receive any cash compensation for their services as directors. The Company and the Bank may begin compensating the directors on a regular basis in cash for their services as directors in 2000 because the Company and the Bank have recovered cumulative losses incurred and become profitable. In March 1999, the Company granted stock options to the directors to purchase an aggregate of 132,150 shares of the Company's common stock. Each director who is not also an executive officer of the Company received an option to purchase 13,550 shares of common stock. Mr. Peck, who also serves as our president and chief executive officer, received an option to purchase 20,350 shares as indicated in the Stock Options Granted in Fiscal 1999 table above, and Mr. Green, who also serves as our chief financial officer, received an option to purchase 16,950 shares of common stock. Each of the options granted to the directors vests in five equal annual increments beginning on March 18, 2000 and is exercisable at $12.00 per share. The options generally expire upon the earlier of ninety days after the director ceases to be a director of the Company or the Bank or upon the tenth anniversary after the grant date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of the Company, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 5102 Alabama Highway, Ringgold, Georgia 30736.

         Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                                 NUMBER OF      PERCENT
NAME                              SHARES       OF CLASS        NATURE OF BENEFICIAL OWNERSHIP
----                             ---------     ---------       ------------------------------

DIRECTORS:

Jack Joseph Babb                  25,810          3.8          o    7,500 shares owned jointly by Mr. Babb and his spouse;
                                                               o    7,500 shares held in an IRA account for Mr. Babb;
                                                               o    7,500 shares owned directly by Mr. Babb's spouse as
                                                                    to which beneficial ownership is shared;
                                                               o    600 shares held in custodian accounts by Mr. Babb's
                                                                    spouse as to which beneficial ownership is shared; and
                                                               o    2,710 shares subject to options becoming
                                                                    exercisable within 60 days of the record date.

William H. H. Clark               13,210          1.9          o    10,500 shares owned directly by Ringgold Mining &
                                                                    Manufacturing Co., Inc. as to which beneficial
                                                                    ownership is shared; and
                                                               o    2,710 shares subject to options becoming
                                                                    exercisable within 60 days of the record date.

Patricia Yvonne Cochran            7,710          1.1          o    5,000 shares owned jointly by Ms. Cochran and her
                                                                    spouse; and
                                                               o    2,710 shares subject to options becoming
                                                                    exercisable within 60 days of the record date.

Jeannette Wilson Dupree           19,015          2.8          o    1,200 shares owned directly by Ms. Dupree;
                                                               o    9,550 shares owned jointly by Ms. Dupree and her
                                                                    spouse;
                                                               o    2,290 shares held in an IRA account for Ms. Dupree;
                                                               o    3,265 shares held in an IRA account for Ms.
                                                                    Dupree's spouse as to which beneficial ownership is
                                                                    shared; and
                                                               o    2,710 shares subject to options becoming
                                                                    exercisable within 60 days of the record date.

                                 NUMBER OF   PERCENT
NAME                              SHARES    OF CLASS   NATURE OF BENEFICIAL OWNERSHIP
----                              ------    --------   ------------------------------

James A. Gray, Sr.                33,010       4.8     o    30,300 shares owned jointly by Mr. Gray and his spouse; and
                                                       o    2,710 shares subject to options becoming
                                                            exercisable within 60 days of the record date.

Harle B. Green                    18,790       2.8     o    3,300 shares owned jointly by Mr. Green and his spouse;
                                                       o    12,000 shares held in an IRA account for Mr. Green;
                                                       o    100 shares held by Ms. Green as custodian as to
                                                            which beneficial ownership is shared; and
                                                       o    3,390 shares subject to options becoming
                                                            exercisable within 60 days of the record date.

Walter Lee Jackson                25,210       3.7     o    16,208 shares owned jointly by Mr. Jackson and his spouse;
                                                       o    4,107 shares held in an IRA account for Mr. Jackson;
                                                       o    2,185 shares held in an IRA account for
                                                            Mr. Jackson's spouse as to which beneficial ownership
                                                            is shared; and
                                                       o    2,710 shares subject to options becoming
                                                            exercisable within 60 days of the record date.

Ernest Kresch                     35,210       5.2     o    30,500 shares owned directly by Mr. Kresch;
                                                       o    2,000 shares in a Simplified Employee Pension Plan
                                                            for Mr. Kresch as to which beneficial ownership is shared; and
                                                       o    2,710 shares subject to options becoming
                                                            exercisable within 60 days of the record date.

Robert G. Peck                     9,070       1.4     o    5,000 shares held in an IRA account for Mr. Peck; and
                                                       o    4,070 shares subject to options becoming
                                                            exercisable within 60 days of the record date.
EXECUTIVE OFFICERS*:

Jeffrey R. Hensley                 9,510       1.4     o    3,800 shares owned jointly by Mr. Hensley and his spouse;
                                                       o    3,000 shares held in an IRA account for Mr. Hensley; and
                                                       o    2,710 shares subject to options becoming
                                                            exercisable within 60 days of the record date.

Boyd M. Steele                     8,730       1.3     o    5,000 shares held in an IRA account for Mr. Steele; and
                                 _______      ____     o    3,730 shares subject to options becoming
                                                            exercisable within 60 days of the record date.
ALL DIRECTORS AND EXECUTIVE      205,225      28.8
OFFICERS, AS A GROUP

-------------------------
*  Mr. Green and Mr. Peck are also executive officers of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 1999, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except Mr. Gray who filed late one report covering a purchase of our common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Hensley, Land & Associates has served as the Company's auditors since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before February 1, 2001 of a proposal for the 2001 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2001, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

         The board of directors knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or matters to the election thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

         If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 24, 2000

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 20, 2000

        The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the annual meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1: To elect the nine (9) persons listed below to serve as directors of the Company for a term of one year:

            Jack Joseph Babb                               Harle B. Green
            William H.H. Clark                             Walter Lee Jackson
            Patricia Yvonne Cochran                        Ernest Kresch
            Jeannette Wilson Dupree                        Robert G. Peck
            James A. Gray, Sr.

    [ ]  FOR all nominees listed above (except as    [ ]   WITHHOLD authority to
         indicated below)                                  vote for all nominees
                                                           listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space_________________________________________________________________________.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

         If stock is held in the name of more than one person, all must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      ------------------------------------------
                                      Signature(s) of Shareholder(s)

[LABEL]
                                      ------------------------------------------
                                      Name(s) of Shareholders(s)

                                      Date:                             , 2000
                                            ---------------------------
                                            (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

         I WILL ___________WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE